EXHIBIT 10.9

SECOND AMENDMENT TO

INTERCREDITOR AND LIEN SUBORDINATION AGREEMENT

THIS SECOND AMENDMENT TO INTERCREDITOR AND LIEN SUBORDINATION AGREEMENT (this “Amendment”) is entered into as of April 29, 2005, by and among S.A.C. CAPITAL ASSOCIATES, LLC, a limited liability company organized under the laws of Anguila, as “Administrative Agent” and “Collateral Agent” for all Second Lien Lenders party to the Second Lien Credit Agreement as described more fully in the Intercreditor Agreement referred to below (the “Second Lien Agent”), THE WET SEAL, INC., a Delaware corporation (the “Lead Borrower”), THE WET SEAL RETAIL, INC., a Delaware corporation (“Wet Seal Retail”), WET SEAL CATALOG, INC., a Delaware corporation (collectively, with Wet Seal Retail and the Lead Borrower, the “Companies”), WET SEAL GC, INC., a Virginia corporation (the “Facility Guarantor”), and FLEET RETAIL GROUP, INC., as “Administrative Agent” and “Collateral Agent” for all of the First Lien Lenders party to the First Lien Credit Agreement as described more fully in the Intercreditor Agreement referred to below (the “First Lien Agent”). All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Intercreditor Agreement referred to below.

RECITALS

A. Concurrently with the Companies’, the Facility Guarantor’s and the Second Lien Agent’s execution and delivery of that certain Second Lien Credit Agreement with the Second Lien Lenders, the Companies, the Facility Guarantor, the Second Lien Agent and the First Lien Agent executed an Intercreditor and Lien Subordination Agreement, dated as of November 9, 2004 (as amended and in effect from time to time, the “Intercreditor Agreement”);

B. The Companies and the Facility Guarantor have requested that the First Lien Credit Agreement be amended to provide, among other things, that the Borrowing Base and the Minimum Required Excess Availability be amended and that the Second Lien Credit Agreement be amended to provide, among other things, that the Minimum Required Excess Availability be amended; and

C. The First Lien Agent and the Second Lien Agent have agreed, subject to the terms and conditions provided herein, to amend the Intercreditor Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Intercreditor Agreement.

(a) Section 1 of the Intercreditor Agreement is hereby amended by adding the following new definition of “Third Amendment to First Lien Credit Agreement Effective Date” in the appropriate alphabetical order:

““Third Amendment to First Lien Credit Agreement Effective Date” means the date on which all conditions precedent to the Third Amendment to Amended and Restated Credit Agreement, dated as of April 29, 2005, among the Credit Parties, the First Lien Agent and the First Lien Lenders, have been satisfied.”

(b) Section 1 of the Intercreditor Agreement is hereby further modified by deleting the definition of “Borrowing Base Certificate” in its entirety and substituting in lieu thereof the following new definition:

““Borrowing Base Certificate” means the Borrowing Base Certificate as defined in the First Lien Credit Agreement (as in effect on the Third Amendment to First Lien Credit Agreement Effective Date).”

(c) Section 1 of the Intercreditor Agreement is hereby further modified by deleting the definition of “Maximum First Lien Debt” in its entirety and substituting in lieu thereof the following new definition:

““Maximum First Lien Debt” shall mean on any date of determination thereof, First Lien Debt in an amount equal to (a) the lesser of (i) $50,000,000 and (ii) the result of (A) the greater of the (I) Borrowing Base and (II) Term Loan Borrowing Base (as such terms (including the component definitions thereof) are defined in the First Lien Credit Agreement as of the Third Amendment to First Lien Credit Agreement Effective Date), minus (B) the Minimum Required Excess Availability (as such term (including the component definitions thereof) is defined in the First Lien Credit Agreement as of the Third Amendment to First Lien Credit Agreement Effective Date); plus (b) $8,000,000; plus, (c) the Permitted Overadvance Amount, minus (d) all Asset Sale Revolver Reserves, all Insurance Reserves and all Term Loan Permanent Reductions.”

(d) Section 1 of the Intercreditor Agreement is hereby further modified by deleting the definition of “Second Lien Actionable Default” in its entirety and substituting in lieu thereof the following new definition:

““Second Lien Actionable Default” shall mean, collectively to the extent that such events have not been cured or waived, (a) an “Event of Default” that arises pursuant to (i) the incurrence of indebtedness that is pari passu or senior in right of payment to the Second Lien Debt in contravention of Section 6.01 of the Second Lien Credit Agreement and (ii) Section 7.01(a) of the Second Lien Credit Agreement (as in effect on November 9, 2004), (b) the First Lien Principal Obligations exceeds the Maximum First Lien Debt, (c) after the occurrence of a First Lien Default (which shall not have been cured or waived) if at such time the First Lien Agent shall be in breach of any material term or provision of this Agreement and such breach shall not have been cured within five (5) Business Days of the date of receipt of written notice of such breach from the Second Lien Agent and (d) the Borrowers shall have failed to deliver the Borrowing Base Certificate required pursuant to Section 5.01(f) of the First Lien Credit Agreement (as in effect on the Third Amendment to First Lien Credit Agreement Effective Date).”

2. Section 9(b) of the Intercreditor Agreement is hereby amended by deleting the phrase “as in effect on the Second Amendment to First Lien Credit Agreement Effective Date” in each instance therein and substituting in lieu thereof the phrase “as in effect on the Third Amendment to First Lien Credit Agreement Effective Date”.

3. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon receipt by the First Lien Agent and the Second Lien Agent of the following conditions:

(a) a counterpart signature page to this Amendment duly executed and delivered by the Companies, the Facility Guarantor, the First Lien Agent and the Second Lien Agent; and

(b) evidence reasonably satisfactory to the First Lien Agent and the Second Lien Agent that all corporate action necessary for the valid execution, delivery and performance by the Companies and the Facility Guarantor of this Amendment and the transactions contemplated hereby shall have been duly and effectively taken.

4. Consents.

The First Lien Agent, for and on behalf of the First Lien Lenders, hereby consents to the Second Amendment to Second Lien Credit Agreement, dated as of the date hereof, and attached hereto as Exhibit A. This is a one time consent and shall not obligate the First Lien Agent or any First Lien Lender to consent to any other transactions or to establish a course of conduct.

5. No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Intercreditor Agreement remain unchanged, and (b) all of the terms and conditions of the Intercreditor Agreement, as amended hereby, are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the First Lien Agent or of any other Person under the Intercreditor Agreement except as expressly set forth herein. Nothing in this Amendment shall be construed to imply any willingness on the part of the First Lien Agent or the First Lien Lenders to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Intercreditor Agreement.

6. Headings. The paragraph headings used in this Amendment are for convenience only and shall not affect the interpretation of any of the provisions hereof.

7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of photocopies of the signature pages to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart hereof.

8. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. EACH PARTY HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED THEREIN AND IRREVOCABLY AGREES THAT, SUBJECT TO FIRST LIEN AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PARTY, AS THE CASE MAY BE, AT SUCH PERSON’S ADDRESS SET FORTH IN THE INTERCREDITOR AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

9. WAIVER OF JURY TRIAL. EACH SECOND LIEN LENDER PARTY, EACH CREDIT PARTY AND FIRST LIEN AGENT (FOR ITSELF AND FOR AND ON BEHALF OF EACH FIRST LIEN LENDER) HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH SECOND LIEN LENDER PARTY, EACH CREDIT PARTY AND FIRST LIEN AGENT (FOR ITSELF AND FOR AND ON BEHALF OF THE FIRST LIEN LENDERS) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AMENDMENT, THE SECOND LIEN DEBT DOCUMENTS AND THE FIRST LIEN DEBT DOCUMENTS, AS THE CASE MAY BE, AND THAT SUCH PERSONS WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RESPECTIVE RELATED FUTURE DEALINGS. EACH OF EACH SECOND LIEN LENDER PARTY, EACH CREDIT PARTY AND FIRST LIEN AGENT (FOR ITSELF AND FOR AND ON BEHALF OF EACH FIRST LIEN LENDER) WARRANTS AND REPRESENTS THAT SUCH PERSON HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT SUCH PERSON KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

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IN WITNESS WHEREOF, the Second Lien Agent, the Credit Parties and the First Lien Agent have caused this Amendment to be executed as of the date first above written.

THE SECOND LIEN AGENT:

S.A.C. CAPITAL ASSOCIATES, LLC, as Administrative Agent and Collateral Agent
By: S.A.C. Capital Advisors, LLC

By:	/s/ PETER NUSSBAUM
Name:	Peter Nussbaum
Title:	General Counsel

THE COMPANIES:

THE WET SEAL, INC.

By:	/s/ Douglas C. Felderman
Name:	Douglas C. Felderman
Title:	EVP + CFO

THE WET SEAL RETAIL, INC.

By:	/s/ Douglas C. Felderman
Name:	Douglas C. Felderman
Title:	Secretary + Treasurer

WET SEAL CATALOG, INC.

By:	/s/ Douglas C. Felderman
Name:	Douglas C. Felderman
Title:	Secretary + Treasurer

THE FACILITY GUARANTOR:

WET SEAL GC, INC.

By:	/s/ Douglas C. Felderman
Name:	Douglas C. Felderman
Title:	Secretary + Treasurer

***Signature Page to Second Amendment to Intercreditor and Lien Subordination Agreement***

THE FIRST LIEN AGENT:

FLEET RETAIL GROUP, INC.

By:	/s/ DANIEL T. PLATT
Name:	Daniel T. Platt
Title:	Director

***Signature Page to Second Amendment to Intercreditor and Lien Subordination Agreement***